SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Date of Report - May 23, 1996


                                 MEDTRONIC, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                 1-7707                         41-0793183
(State or other Jurisdiction    (Commission File               (IRS Employer
      of incorporation)             Number)                 Identification No.)




                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of principal executive offices and zip code)



                                 (612) 574-4000
              (Registrant's telephone number, including area code)





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ITEM 5.  Other Events

     On May 23, 1996, the registrant issued a press release announcing its financial results for the fiscal year ended April 30, 1996. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MEDTRONIC, INC.
                                                    (Registrant)


Date:  May 28, 1996                                By: /s/ Robert L. Ryan
                                                   Robert L. Ryan, Senior
                                                   Vice President and Chief
                                                   Financial Officer




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                                  EXHIBIT INDEX


  Exhibit No.                             Description

      99                                  Press release dated May 23, 1996